SCHEDULE 14A INFORMATION

PROXY STATEMENT
PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.____)

Filed by the Registrant (X) Filed by Party other
than the Registrant (   )

Check the appropriate box:
(   ) Preliminary Proxy Statement
(   ) Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))

(X) Definitive Proxy Statement
(   ) Definitive Additional Materials
(   ) Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

PISMO COAST VILLAGE, INC.
Name of the Registrant as Specified in its Charter

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X) No fee required.
(   ) Fee computed on table below per Exchange
      Act Rules 14a-6(i)(4) and 0-11.
1. Title of each class of securities to which transaction applies:_____
2. Aggregate number of securities to which transaction applies: ___
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act
   Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______
4. Proposed maximum aggregate value of
   transaction: ______
5. Total fee paid: _____
   ( ) Fee paid previously with preliminary
       materials.
   ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
       Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1. Amount Previously Paid: _____
2. Form, Schedule or Registration Statement No.: _

3. Filing Party: _______
4. Date Filed:_________

PISMO COAST VILLAGE
Recreation Vehicle Resort

IMPORTANT  . . .  SEND IN YOUR PROXY
It is requested that you read the enclosed materials, then date, fill in and sign the enclosed Proxy and return it promptly. This will save the expense of follow - up letters, telephone calls and further solicitation.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS OF
PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST
VILLAGE, INC., (the "Company") will be held at the South County Regional Center, 800 West Branch
Street, Arroyo Grande, California 93420 on January
20, 2001, at 9:00 A.M. for the purpose of considering and voting on the following matters:

1. Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2002 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

    Allard, Howard          Hughes, Terris
    Barton, Emily           Keller, Larry
    Brown, Albert           Nunlist, Ronald
    Buchaklian, Harry       Pettibone, Jerald
    Drake, Frank            Proschold, Richard
    Gould, Norman           Rourke, Thomas
    Harris, R. Elaine       Willems, Gary
    Hickman, Glenn          Williams, Jack
    Hinds, Jr., Edward      Zahka, Charles

2. Selection of Auditors. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 2001.

3. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 2000, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

NOMINEES TO BOARD OF DIRECTORS FOR ELECTION
AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18
individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed
Proxy is solicited by the Company's Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice President - Secretary, in writing, to that effect, by filing with him a later dated Proxy, or by voting in person at the Meeting.

By Order of the Board of Directors


EDWARD D. HINDS, JR.
Edward D. Hinds, Jr., Vice President - Secretary

Dated: December 15, 2000
165 South Dolliver Street
Pismo Beach, California 93449
(805) 773-5649

PROXY STATEMENT
FOR AN
ANNUAL MEETING OF SHAREHOLDERS
OF
PISMO COAST VILLAGE, INC.
165 South Dolliver Street
Pismo Beach, California  93449

To Be Held January 20, 2001

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc., (the "Company") to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California
93420, at 9:00 A.M. on Saturday, January 20,
2001, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about December 15, 2000.

The matters to be considered and voted upon at the Meeting will include:

1. Election of Directors. Electing eighteen
(18) persons to the Board of Directors to serve until the 2002 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Allard, Howard               Hughes, Terris
Barton, Emily                Keller, Larry
Brown, Albert                Nunlist, Ronald
Buchaklian, Harry            Pettibone, Jerald
Drake, Frank                 Proschold, Richard
Gould, Norman                Rourke, Thomas
Harris, R. Elaine            Willems, Gary
Hickman, Glenn               Williams, Jack
Hinds, Jr., Edward           Zahka, Charles

2. Selection of Auditors. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 2001.

3. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

REVOCABILITY OF PROXIES

A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President -
Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy.
IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A
MATTER TO BE ACTED UPON, THE SHARES REPRESENTED
BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH
THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR
OF SUCH MATTER.

PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,800 shares of the Company's common stock on December 1, 2000, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the
"Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page
4 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual
Meeting will constitute a quorum for the purpose of transacting business at the Meeting.

If the enclosed Proxy is completed in the appropriate spaces, signed, dated and returned, the Proxy will be voted as specified in the Proxy.
If no specification is made, as to any individual matter to be acted upon, on a signed, dated and returned Proxy, it will be voted at the discretion of the proxy holders and in accordance with the recommendations of management. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.

ELECTION OF DIRECTORS OF COMPANY (Proposal 1)

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company.
At the Annual Meeting, eighteen (18) directors
(the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to "write in" a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present
Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in their capacities as such).
There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities
Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

VOTING RIGHTS -- CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his proxy, may cumulate votes in the election of Directors.
That is, each shareholder may cast that number of votes equal to the number of shares owned by him, multiplied by the number of Directors to be elected, and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.


DIRECTORS AND NOMINEES; EXECUTIVE OFFICERS

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to
California law and the Bylaws of the Company, Directors shall be elected at each Annual
Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 2000 Annual
Meeting of the Company's Shareholders. The following table also sets forth such information as to the executive officers of the Company
(each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

DIRECTORS AND EXECUTIVE OFFICERS:

HOWARD ALLARD, Director
Howard Allard, age 75, resides at 5161 Diablo
Drive, Sacramento, California 95842. He has a
Master's degree in education administration from California State University, Sacramento. He was an elementary school principal in the Rio Linda
Union School District for 29 years prior to retirement in 1985. He has been a partner since
1978 in Allard Enterprises which maintains rental properties, and he has also been a partner since
1982 in Allard Limousine. Mr. Allard has served on the Board for 20 years, including three years as President, two years as Secretary, and one year as Vice President - Administration.

EMILY BARTON, Director
Emily Barton is 68 years old. She resides at 4008 Glenbrook Avenue, Bakersfield, California
93306. She holds an inactive B-1 California
Contractors License and a supplemental Swimming
Pool License C-53. Since 1967 Ms. Barton has been and continues to be active in the rental business. Her specialty is buying foreclosures.
She was active in the building business for many years and is still active in the remodeling and rehabilitation of her properties. She holds an inactive life and disability insurance license. She is past president of B'nai B'rith
Women Bakersfield Chapter #69. Under her leadership, B'nai B'rith Women received many community service awards. She has served on the Board for eight years.

ALBERT BROWN, Director
Albert Brown is 77 years old. He resides at 22718 Lone Eagle Road, Apple Valley, California
92308. He was employed at Hughes Aircraft for 20
years, from 1945 to 1965, TRW Systems for 3.5 years, from 1965 to 1968, and Rohr Industry, Inc., for 11.5 years, from 1968 until retirement in 1979. He worked his way up from being an assembler to a senior industrial engineer, reporting directly to the manager of industrial engineering. He has completed extensive continued education in the field of industrial engineering at U.S.C. He is an instructor with the A.A.R.P.
55-Alive Senior Driving Course. He has served on the Board of Directors for 15 years, including two years as Vice President - Administration.

HARRY BUCHAKLIAN, Director
Harry Buchaklian is 68 years old. He resides at 1361 E. Ticonderoga Drive, Fresno, California
93720. He has a B.A. degree from C.S.U.F. in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career has included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical
College and technical supervisor for Sears
Roebuck. He retired from Sears Roebuck in 1994.
He has served on the Board for 16 accumulative years, including most recently from September
1995 to present, serving one year as Executive
Vice President.

FRANK DRAKE, Director and Executive Vice President
Frank Drake is 59 years old. He resides at 9511 Birch Creek Court, Bakersfield, California
93312. Mr. Drake has an A.A. degree from Bakersfield College, and holds an administration of justice lifetime vocational teaching credential from U.C.L.A. Mr. Drake retired after 20 years with the Kern County Sheriffs Department where he was commander of detective, administration and jail facilities. Following his retirement from the Sheriff's Department in 1988, he was employed as a safety consultant with State
Compensation Insurance Fund assisting clients in complying with OSHA and other safety standards.
He retired from this position in December 1995.
Mr. Drake has served on the Board for five years, including one year as Vice President - Policy, and is currently serving a second year as Executive Vice President.

NORMAN GOULD, Director
Norman Gould is 81 years old. He resides at 10597 Road 30, Madera, California 93637. He has a B.A. in education and an M.A. in administration.
His occupation prior to retirement in 1986 was as the superintendent of schools for Madera
County. He was a member of the board of directors of Kingsview, Inc., from 1968 to 1980 and held the positions of vice chairman and chairman of the board. He is currently on the board of directors of Valley Teen Ranch, Inc. Mr. Gould is currently president-elect of the California
Retired Teachers Association, a nonprofit corporation. He has served on the Board for 23 accumulative years, including most recently from March 1993 to present, serving nine years as President, one year as Treasurer and two years as Secretary.

R. ELAINE HARRIS, Director
R. Elaine Harris is 62 years old and resides at 3418 El Potrero Lane, Bakersfield, California
93304. She commenced her 31-year career with Pacific Telephone in the business office and was facility administrator during the last ten years prior to her retirement in 1990. Mrs. Harris thoroughly enjoys having more time to spend with her grandchildren, and she is looking forward to serving as a member of the Board of Directors for Pismo Coast Village. Mrs. Harris has served on the Board of Directors for one year.

GLENN HICKMAN, Director
Glenn Hickman is 67 years old. He resides at 3584
W. Wathen Avenue, Fresno, California 93711. He has a B.A. in Business and a secondary teaching credential from Fresno State University. His occupation prior to retirement in 1995 was as a financial analyst and office supervisor for Cal
Resources, a subsidiary of Shell Oil Company.
Mr. Hickman has served on the Board for two years.

EDWARD HINDS, JR., Director and Vice President -
Secretary
Edward (Dee) Hinds, Jr., age 73, resides at 3416
West Magill Avenue, Fresno, California 93711.
Prior to his retirement in 1988, he was employed for more than 38 years by Bank of America serving as a branch officer, vice president, manager and regional credit administrator. He has served on the Board for 20 years, and is currently serving an eighth year as Vice President - Secretary.

TERRIS HUGHES, Director
Terris (Terry) Hughes, is 51 years old and resides at 2426 Sunset, Wasco, California 93280.
Mr. Hughes holds an A.A. degree from Bakersfield
Junior College in police science. He was employed by Cal Resources LLC for 23 years, from 1973 to 1997, holding the position of senior training technician for the last 10 years of that time. Mr.
Hughes is currently employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties are to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. Mr. Hughes has served on the Board for five years.

LARRY KELLER, Director
Larry Keller, age 47, resides at 3807 Mesa Grande,
Bakersfield California 93304. Mr. Keller founded and operated Nooner Food Service from 1979 until 1992, providing on-site food service of up to 13,000 meals per day at fire camps for the U. S.
Forest Service throughout 11 western states. He also served as president, vice president and secretary/treasurer of the Western Forest Fire
Catering Association. Since 1992 Mr. Keller has been self-employed at Presidio Business
Center, a commercial real estate management company he owns and manages. Mr. Keller has served on the Board for five years.

RONALD NUNLIST, Director
Ronald Nunlist, age 62, resides at 1105 Minter
Avenue, Shafter, California 93263. Mr. Nunlist was employed in the oil business for many years.
From 1995 to June 1997 he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation.
Mr. Nunlist was then employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil
Oil Corporations, from June 1997 until his retirement in June 1999. He has served on the Board for 15 years, including five years as President.

JERALD PETTIBONE, Director and President
Jerry Pettibone, age 74, resides at 4179 Court
Drive, Santa Cruz, California 95062. He sold and retired from his company, Pettibone Signs, in Santa Cruz in October 1988. He started the company which operated statewide in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign
Association, and on the board of directors of the World Sign Association, serving as national president in 1985-1986. He served on the board of directors of the California Electric Sign
Association for 22 years and was elected a director emeritus. Also active in Rotary Club, he is a charter member and past president of the Capitola/Aptos Club. He served as district governor of Rotary District 5170 in 1983-1984.
He has served on the Board for eight years, including three years as Chief Financial
Officer, and is currently serving a fourth year as President.

RICHARD PROSCHOLD, Director
Richard Proschold, age 71, resides at 5717
Maywood Drive, Foresthill, California 95631. Mr.
Proschold worked his entire career in and for the printing and communications industry. In 1969, he became President/CEO of Graphic Arts Credit Union in Sacramento, California, which served the families of the industry with their financial needs. At the time he took the helm, the credit union had 400 members. In 1989, he completed a merger of Graphic Arts Credit Union and its 5,000 active members into S.A.F.E. Federal Credit
Union, also in Sacramento, to benefit the membership with more expanded services. Mr.
Proschold remained with S.A.F.E. until 1992 when he retired, and has since enjoyed traveling. In
1996 he became involved as a volunteer with the Foresthill Community Cemetery, a not-for-profit corporation. In January 1997, Mr. Proschold was appointed by their board to serve as a director and is now currently serving a two-year term as their President. Mr. Proschold has served on the Board for four years.

THOMAS ROURKE, Director and Vice President -
Policy
Thomas Rourke is 63 years old. He resides at 899 Stagi Lane, Los Altos, California 94024. Mr.
Rourke graduated from the University of
Massachusetts in 1965 with a B.B.A. degree. He was vice president of operations at Lynch
Communications, Inc., in Reno, Nevada from
1980-1982, and president of Lynch Circuits, Inc., in Sunnyvale, California from 1982-1987. He is currently president and chairman of the board of Startech Electronics, Inc., a management consulting company, in Mountain View, California, a position he has held since 1988. Mr. Rourke has served on the Board for five years, and is currently serving a second year as Vice
President - Policy.

GARY WILLEMS, Nominee
Gary S. Willems is 46 years old. He resides at 479 South Oak Drive, Reedley, California 93654.
He holds a B.A. degree in Music Education and a California Life Teaching Credential from Fresno
Pacific University. Mr. Willems has been teaching music since 1977, and since 1985 has been the Director of Bands at Reedley High School. He is an active member of the California Band
Director's Association and is the President of Fresno and Madera Counties Music Educators'
Association. Mr. Willems is a new nominee for the Board and does not currently serve on the Board of Directors.

JACK WILLIAMS, Director, Chief Financial
Officer and Vice President - Finance
Jack Williams is 50 years old. He resides at 7801 Revelstoke Way, Bakersfield, California
93309. Mr. Williams graduated from San Diego
State University in 1974 with a B.S. in
accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. Mr.
Williams established his own C.P.A. practice in 1983. He was employed as a Financial Analyst by Texaco Oil Corporation in the Bakersfield area from 1997 until March 1999. Mr. Williams has been employed with Goodwill Industries of South
Central California as an Accounting Director since March 2000. He has served on the Board of Directors for six years, and is currently serving a fourth year as Chief Financial Officer and Vice
President - Finance.

CHARLES ZAHKA, Director
Charles Zahka, age 74, resides at 6300 Alonzo
Avenue, Encino, California 91316. He retired as vice president of the Broadway Department Stores in 1990 after 20 years. He presently serves as a private management consultant. Mr. Zahka is president of the Stroke Association of Southern
California and vice chairman of the Better
Business Bureau of the Southland. He has served on the Board for twelve years, including one year as Secretary and one year as President.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

OTHER OFFICERS AND KEY EMPLOYEES:

JAY JAMISON, Assistant Corporate Secretary and General Manager
Jay Jamison, 47 years old, has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. He resides at 17105 Oak Road, Atascadero,
California 93422. He has a B.S. degree in agricultural management from Cal Poly San Luis
Obispo, graduating in 1976. Mr. Jamison was raised on his family's guest ranch, Rancho Oso, in Santa Barbara County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college. The family business was sold in 1983, at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort, as a Resort Operations
Manager. His last ten years at Thousand Trails were spent managing a 200-acre, 518-site, full-service resort near Hollister, California. He also managed resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison was a General
Manager with Skycrest Enterprises in Redding and managed Sugarloaf Marina and Resort on Lake
Shasta in Northern California between January
1995 and June 1997. He is active in the Resort and Commercial Recreation Association and is also a member of the American Quarter Horse
Association. Mr. Jamison was appointed to and has served as a commissioner on the Pismo Beach
Conference and Visitors Bureau since February
1998, and in August 1999 was elected as Chair.
At the National Association of RV Parks and
Campgrounds Annual Convention in November 1999,
Mr. Jamison was appointed to the ARVC Board of Directors representing the ten western states.

ROGER C. LYON, JR., Assistant Corporate
Secretary and General Counsel
Roger C. Lyon, Jr., is a practicing attorney in the State of California and owns his law firm, Lyon & Carmel, Attorneys-at-Law. His business address is 1104 Palm Street, Post Office Box 922,
San Luis Obispo, California 93406. Mr. Lyon has acted as outside general counsel to the Corporation since 1984.

COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2000 were the Nominating Committee, Audit Committee, Personnel and Compensation
Committee, Finance Committee, Policy Committee,
Environmental, Health and Safety Advisory
Committee and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held on January 15, 2000, and consisted of the following members: Ronald Nunlist, Chairperson, Donald
Bianchi and Larry Keller. Committee member Donald
Bianchi passed away in August 2000, and by unanimous decision of the Board of Directors, Mr.
Bianchi's seat remained unfilled for the remainder of the year. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating
Committee met six times during Fiscal Year 2000 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for Fiscal Year 2002, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company.
The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before August 16, 2001, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consists of Frank Drake, Chairman, Albert Brown,
Norman Gould and Elaine Harris. The functions of the Audit Committee include coordinating with the Company's independent accountants in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor's recommendations to management;
and performing random reviews of selected accounting procedures of the Company. The Audit
Committee met seven times during Fiscal Year
2000.

The Personnel and Compensation Committee consists of Jerald Pettibone, Chairman, Edward Hinds, Jr.,
Ronald Nunlist, Jack Williams and Charles Zahka.
The functions of the Personnel and Compensation
Committee include negotiating an employment contract with the General Manager, review of his goals and objectives and setting compensation for the major staff. The Personnel and Compensation
Committee met three times during Fiscal Year 2000.

The Finance Committee consists of Jack Williams,
Chairman, Emily Barton, Glenn Hickman, Terris
Hughes and Charles Zahka. The functions of the Finance Committee include reviewing the Company's financial statements, drafting a five-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The
Finance Committee met six times during Fiscal
Year 2000.

The Policy Committee consists of Thomas Rourke,
Chairman, Howard Allard, Donald Bianchi, Harry
Buchaklian, and Larry Keller. Committee member
Donald Bianchi passed away in August 2000, and his seat remained unfilled for the remainder of the year. The functions of the Policy Committee include reviewing and recommending changes in the Shareholders' Calendar, reviewing and recommending changes in the Resort's occupancy rules and regulations, updating and recommending changes in the Employee Handbook, and implementing Board policy and procedures. The Policy Committee met four times during Fiscal Year 2000.

The Environmental, Health and Safety Advisory
Committee consists of Albert Brown, Chairman,
Harry Buchaklian and Richard Proschold. The functions of the Environmental, Health and Safety
Advisory Committee include performing
environmental-related duties, safety reviews, and giving recommendations to the President and General Manager on matters relative to environmental and safety concerns. The
Environmental, Health and Safety Advisory
Committee met two times during Fiscal Year
2000.

The Executive Committee consists of Jerald
Pettibone, Chairman, Frank Drake, Edward
Hinds, Jr., Thomas Rourke, Jack Williams, and
Ronald Nunlist. The functions of the Executive
Committee include reviewing the monthly business with the General Manager, as well as the current financial statement. The Executive Committee met two times during Fiscal Year 2000.

The full Board of Directors met seven times during 2000. No director attended fewer than 75% of the total number of meetings of the Board and of the committees of which he or she is a member.

COMMON STOCK OWNERSHIP OF DIRECTORS AND
EXECUTIVE OFFICERS
The following table sets forth information concerning the ownership of the Company's Common
Stock as of December 1, 2000, by each director and by all directors and executive officers as a group.

                            NUMBER OF  PERCENT
BOARD MEMBER/ADDRESS        SHARES     OF CLASS

Howard Allard
5161 Diablo Drive           1 Share    0.056%
Sacramento, CA 95842

Emily Barton
4008 Glenbrook Avenue       2 Shares   0.111%
Bakersfield, CA 93306

Albert Brown
22718 Lone Eagle Road       2 Shares   0.111%
Apple Valley, CA 92308

Harry Buchaklian
1361 E Ticonderoga Drive    1 Share    0.056%
Fresno, CA 93720

Frank Drake
9511 Birch Creek Court      1 Share    0.056%
Bakersfield, CA 93312

Norman Gould
10597 Road 30               1 Share    0.056%
Madera, CA 93637

R. Elaine Harris
3418 El Potrero Lane        4 Shares   0.0222%
Bakersfield CA 93304

Glenn Hickman
3584 W Wathen Avenue        1 Share    0.056%
Fresno CA 93711

Edward Hinds, Jr.
3416 W. Magill Avenue       l Share    0.056%
Fresno, CA 93711

Terris Hughes
2426 Sunset                 1 Share    0.056%
Wasco, CA 93280

Larry Keller
3807 Mesa Grande            2 Shares   0.111%
Bakersfield, CA 93304

Ronald Nunlist
1105 Minter Avenue          4 Shares   0.222%
Shafter, CA 93263


Jerald Pettibone
4179 Court Drive            1 Share    0.056%
Santa Cruz, CA 95062

Richard Proschold
5717 Maywood Drive          1 Share    0.056%
Foresthill, CA 95631

Thomas Rourke
899 Stagi Lane              2 Shares   0.111%
Los Altos, CA 94024

Gary Willems
479 South Oak Drive         1 Share    0.056%
Reedley, CA 93654

Jack Williams
7801 Revelstoke Way         1 Share    0.056%
Bakersfield, CA 93309

Charles Zahka
6300 Alonzo Avenue          2 Shares   0.111%
Encino, CA 91316

All Officers and
Directors as a Group       29 Shares   1.666%


EXECUTIVE COMPENSATION

Directors receive no compensation for serving on the Board. Directors are permitted the use of a recreational site at the Resort for each day of board meetings and/or committee meetings during their tenure as a member of the Board of Directors. Directors also may be reimbursed for traveling expenses related to such meetings at reasonable rates. Executive officers, other than officers who are employees, received no additional compensation of any nature.
Specifically, the Chief Executive Officer
(President) is not a compensated employee. No employee received compensation exceeding
$100,000 during the last fiscal year of the Company.

The Company has no outstanding options, warrants or rights to purchase any of its securities, whether held by Directors, officers or any other persons. Nor does the Company have any outstanding loans or other indebtedness to any Director or officer. Since the beginning of the fiscal year, the Company has not entered into nor does it propose to enter into any transactions of a material nature with any officer or director or any corporation or other business entity in which any officer or director may have an economic interest.


SELECTION OF INDEPENDENT ACCOUNTANTS (Proposal 2)

The firm of Glenn, Burdette, Phillips and Bryson served as independent certified public accountants for the Company for its fiscal year ended September 30, 2000, and this firm has been selected to serve as the Company's accountants for Fiscal Year 2001. It is expected that one or more representatives of Glenn, Burdette, Phillips and Bryson will be present at the Meeting, will be given the opportunity to make a statement, if desired, and will be available to respond to all appropriate questions.




Audit services performed by Glenn, Burdette, Phillips and Bryson for the year ended September
30, 2000, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Glenn, Burdette, Phillips and Bryson performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns. All such services were approved by the Board of Directors, which has determined the firm of Glenn, Burdette, Phillips and Bryson to be fully independent of the operations of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company Board of Directors recommends that the shareholders approve the selection of Glenn, Burdette, Phillips and Bryson to serve as certified independent public accountants for the Company for Fiscal Year 2001. The affirmative vote of a majority of shares voted will be required to approve this action.


SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy
Statement for the Company at the Company's 2002
Annual Shareholders Meeting is August 16, 2001.
Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 30, 2001.


LEGAL PROCEEDINGS

The Company or its property is not the subject of any pending legal proceeding.


OTHER BUSINESS

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE
SHAREHOLDERS OF RECORD ON DECEMBER 1, 2000, THE
RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL
MEETING, A COPY OF THE COMPANY'S FORM 10-KSB
REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
2000, WHICH HAS BEEN FILED UNDER THE SECURITIES
AND EXCHANGE ACT OF 1934.  THE COMPANY'S ANNUAL
REPORT TO SHAREHOLDERS IS BEING DELIVERED TO
SHAREHOLDERS HEREWITH.




All written requests for the Company's Form
10-KSB report should be addressed to:

Mr. Jay Jamison, General Manager
Pismo Coast Village, Inc.
165 South Dolliver Street
Pismo Beach, California 93449


PLEASE RETURN YOUR PROXIES
SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN
AND RETURN  PROMPTLY THE ENCLOSED PROXY
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.
A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR
YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF
MAILED WITHIN THE UNITED STATES.  PROMPT RESPONSE
IS HELPFUL AND YOUR COOPERATION WILL BE
APPRECIATED.  YOU MAY, WITHOUT AFFECTING ANY VOTE
PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER
PROXY FILED WITH THE VICE PRESIDENT - SECRETARY
OF THE COMPANY OR BY FILING WRITTEN NOTICE OF
REVOCATION WITH THE VICE PRESIDENT - SECRETARY
OF THE COMPANY.  ATTENDANCE AT THE MEETING WILL
NOT IN AND OF ITSELF REVOKE A PROXY.  IF YOU
ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY
ADVISING THE INSPECTOR OF ELECTIONS THAT YOU
ELECT TO VOTE IN PERSON.

PISMO COAST VILLAGE, INC.

Date: December 15, 2000   By JERALD PETTIBONE
                      Jerald Pettibone, President
